SUPPLEMENTAL INFORMATION – DECEMBER 31, 2006

PAGE NO.	TABLE OF CONTENTS
3	Corporate Profile
4	Contact Information
5	Important Notes
6	Corporate Structure Chart
7	Condensed Consolidated Balance Sheets
8	Consolidated Statements of Operations for the Three and Twelve Months Ended December 31
9	Funds from Operations and Other Financial Information for the Three and Twelve Months Ended December 31
10	Market Capitalization
11	Same Property Net Operating Income
12	Net Operating Income by Quarter
13	Summary of Outstanding Debt as of December 31, 2006
14	Schedule of Outstanding Debt as of December 31, 2006
17	Joint Venture Summary – Unconsolidated Properties
18	Condensed Combined Balance Sheets of Unconsolidated Properties
19	Condensed Combined Statements of Operations of Unconsolidated Properties for the Three and Twelve Months Ended December 31
20	Top 10 Retail Tenants by Gross Leasable Area
21	Top 25 Tenants by Annualized Base Rent
22	Lease Expirations – Operating Portfolio
23	Lease Expirations – Retail Anchor Tenants
24	Lease Expirations – Retail Shops
25	Lease Expirations – Commercial Tenants
26	Summary Retail Portfolio Statistics
27	Summary Commercial Portfolio Statistics
28	Development Pipeline
29	Other Development Activity
30	Geographic Diversification – Operating Portfolio
31	Operating Retail Properties
35	Operating Commercial Properties
36	Retail Operating Portfolio – Tenant Breakdown
37	Acquisition of Properties

p. 2	Kite Realty Group Supplemental Financial and Operating Statistics – 12/31/06

CORPORATE PROFILE

General Description

Kite Realty Group Trust commenced operations in August 2004 as the successor to certain businesses of Kite Property Group, a nationally recognized real estate owner and developer. We are a full-service, vertically integrated real estate company focused primarily on the development, construction, acquisition, ownership and operation of high-quality neighborhood and community shopping centers in selected growth markets in the United States. As of December 31, 2006, we owned interests in 54 operating properties totaling approximately 8.1 million square feet and an additional 1.7 million square feet in 11 properties currently under development. We are organized as a real estate investment trust ("REIT") for federal income tax purposes.

Our strategy is to maximize the cash flow of our operating properties, successfully complete the construction and lease-up of our development portfolio and identify additional growth opportunities in the form of new developments and acquisitions. New investments are focused in the shopping center sector, although we may selectively pursue commercial development or acquisition opportunities in markets where we currently operate and where we believe we can leverage existing infrastructure and relationships to generate attractive risk-adjusted returns.

Company Highlights as of December 31, 2006

➢	Operating Retail Properties	49
➢	Operating Commercial Properties	5
➢	Total Properties Under Development	11
➢	States	9
➢	Total GLA/NRA (operating)	8,138,752
➢	Owned GLA/NRA (operating)	5,794,086
➢	Percentage of Owned GLA Leased – Retail Operating	93.4%
➢	Percentage of Owned NRA Leased – Commercial Operating	91.7%
➢	Total Full-Time Employees	110

Stock Listing

New York Stock Exchange symbol: KRG

p. 3	Kite Realty Group Supplemental Financial and Operating Statistics – 12/31/06

CONTACT INFORMATION

Corporate Office

30 South Meridian Street, Suite 1100
Indianapolis, IN 46204
1-888-577-5600
317-577-5600
www.kiterealty.com

Investor Relations Contacts:	Analyst Coverage:	Analyst Coverage:

Daniel R. Sink, Chief Financial Officer	BMO Capital Markets	RBC Capital Markets
Kite Realty Group Trust	Mr. Paul E. Adornato, CFA	Mr. Rich Moore
30 South Meridian Street, Suite 1100	(212) 885-4170	(216) 378-7625
Indianapolis, IN 46204	paul.adornato@bmo.com	rich.moore@rbccm.com
(317) 577-5609
dsink@kiterealty.com	Cantor Fitzgerald	Stifel, Nicholaus & Company, Inc.
	Mr. Philip J. Martin	Mr. David M. Fick, CPA/Mr. Nathan Isbee
Financial Relations Board	(312) 469-7485	(410) 454-5018/(410) 454-4143
Mr. John Waelti	pmartin@cantor.com	dmfick@stifel.com
(312) 640-6760		nisbee@stifel.com
jwaelti@frbir.com	Citigroup Global Markets
	Mr. Jonathan Litt/Ms. Ambika Goel	Wachovia Securities
	(212) 816-0231/(212) 816-6981	Mr. Jeffrey J. Donnelly, CFA
Transfer Agent:	jonathan.litt@citigroup.com	(617) 603-4262
	ambika.goel@citigroup.com	jeff.donnelly@wachovia.com
LaSalle Bank, National Association
Mr. Joseph Pellicore	Goldman, Sachs & Co.
135 South LaSalle Street	Mr. Dennis Maloney
Chicago, IL 60603-3499	(212) 902-1970
(312) 904-2000	dennis.maloney@gs.com
joseph.pellicore@abnamro.com
Lehman Brothers
Stock Specialist:	Mr. David Harris
(212) 526-1790
Van der Moolen Specialists USA, LLC	dharris4@lehman.com
45 Broadway
32nd Floor	Raymond James
New York, NY 10006	Mr. Paul Puryear/Mr. Ken Avalos
(646) 576-2707	(727) 567-2253/(727) 567-2660
paul.puryear@raymondjames.com
ken.avalos@raymondjames.com

p. 4	Kite Realty Group Supplemental Financial and Operating Statistics – 12/31/06

IMPORTANT NOTES

Interim Information

This Quarterly Financial Supplement contains historical information of Kite Realty Group Trust (“the Company” or “KRG”) and is intended to supplement the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, which should be read in conjunction with this package. The supplemental information is unaudited, although it reflects all adjustments which, in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.

Forward-Looking Statements

This supplemental information package contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include, but are not limited to:

  national and local economic, business, real estate and other market conditions;
  the ability of tenants to pay rent;
  the competitive environment in which the Company operates;
  financing risks;
  property ownership and management risks;
  the level and volatility of interest rates;
  financial stability of tenants;
  the Company’s ability to maintain its status as a REIT for federal income tax purposes;
  acquisition, disposition, development and joint venture risks;
  potential environmental and other liabilities;
  other factors affecting the real estate industry generally; and
  other risks identified in reports the Company files with the Securities and Exchange Commission (“the SEC”) or in other documents that it publicly disseminates, including, in particular, the section titled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2005, and in our quarterly reports on Form 10-Q.

The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Funds from Operations

Funds from Operations (FFO) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance. We calculate FFO in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts (NAREIT), which we refer to as the White Paper. The White Paper defines FFO as net income (determined in accordance with generally accepted accounting principles (GAAP)), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

Considering the nature of our business as a real estate owner and operator, we believe that FFO is helpful to investors in measuring our operational performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance, is not an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, and is not indicative of funds available to satisfy our cash needs, including our ability to make distributions. Our computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do.

Net Operating Income

Net operating income (NOI) is provided here as a supplemental measure of operating performance. NOI is defined as property revenues less property operating expenses, excluding depreciation and amortization, interest expense and other items. We believe this presentation of NOI is helpful to investors as a measure of our operational performance because it is widely used in the real estate industry to measure the performance of real estate assets without regard to various items, included in net income, that do not relate to or are not indicative of operating performance, such as depreciation and amortization, which can vary depending upon accounting methods and book value of assets. We also believe NOI helps our investors to meaningfully compare the results of our operating performance from period to period by removing the impact of our capital structure (primarily interest expense on our outstanding indebtedness) and depreciation of the basis in our assets from our operating results. NOI should not, however, be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance.

p. 5	Kite Realty Group Supplemental Financial and Operating Statistics – 12/31/06

CORPORATE STRUCTURE CHART – DECEMBER 31, 2006

p. 6	Kite Realty Group Supplemental Financial and Operating Statistics – 12/31/06

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

	December 31, 2006	December 31, 2005
Assets:
Investment properties, at cost:
Land	$190,886,884	$172,509,684
Land held for development	21,687,309	51,340,820
Buildings and improvements	582,715,399	485,129,649
Furniture, equipment and other	5,492,726	5,675,980
Construction in progress and other	155,569,117	65,903,868
	956,351,435	780,560,001
Less accumulated depreciation	(63,726,825)	(41,825,911)
	892,624,610	738,734,090

Cash and cash equivalents	23,952,594	15,208,835
Tenant receivables, including accrued straight-line rent of $4.8 million and $3.3 million,
respectively, net of allowance for bad debts	15,215,858	11,302,923
Other receivables	18,247,435	6,082,511
Investments in unconsolidated entities, at equity	1,174,371	1,303,919
Escrow deposits	8,604,580	6,718,198
Deferred costs, net	17,532,939	17,380,288
Prepaid and other assets	5,808,926	2,499,042
Total Assets	$983,161,313	$799,229,806
Liabilities and Shareholders’ Equity:
Mortgage and other indebtedness	$566,975,980	$375,245,837
Accounts payable and accrued expenses	33,007,119	30,642,822
Deferred revenue and other liabilities	30,156,299	25,369,152
Minority interest	4,295,723	4,847,801
Total Liabilities	634,435,121	436,105,612

Commitments and contingencies

Limited Partners' interests in Operating Partnership	78,812,120	84,244,814

Shareholders’ Equity:
Preferred shares, $.01 par value, 40,000,000 shares authorized, no shares issued and
outstanding	-	-
Common shares, $.01 par value, 200,000,000 shares authorized,
28,842,831 shares and 28,555,187 shares issued and outstanding	288,428	285,552
Additional paid in capital	291,159,647	288,976,563
Unearned compensation	-	(808,015)
Accumulated other comprehensive income	297,540	427,057
Accumulated deficit	(21,831,543)	(10,001,777)
Total Shareholders' Equity	269,914,072	278,879,380
Total Liabilities and Shareholders' Equity	$983,161,313	$799,229,806

p. 7	Kite Realty Group Supplemental Financial and Operating Statistics – 12/31/06

CONSOLIDATED STATEMENTS OF OPERATIONS – THREE AND TWELVE MONTHS
(UNAUDITED)

	Three Months Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005
Revenue:
Minimum rent	$17,639,197	$14,808,055	$67,146,135	$54,984,632
Tenant reimbursements	4,730,484	4,054,643	16,631,735	11,951,557
Other property related revenue	2,795,632	2,027,454	6,358,086	5,793,443
Construction and service fee revenue	14,219,610	12,946,751	41,447,364	26,419,801
Other income, net	100,717	65,205	344,537	215,422
Total revenue	39,485,640	33,902,108	131,927,857	99,364,855

Expenses:
Property operating	3,828,780	4,230,328	13,577,791	12,343,345
Real estate taxes	3,306,361	2,480,710	11,259,794	7,458,563
Cost of construction and services	13,021,605	10,203,261	35,901,364	21,823,278
General, administrative, and other	1,072,282	1,706,052	5,322,594	5,327,735
Depreciation and amortization	7,091,643	6,175,618	29,666,378	21,791,136
Total expenses	28,320,671	24,795,969	95,727,921	68,744,057

Operating income	11,164,969	9,106,139	36,199,936	30,620,798

Interest expense	(6,145,435)	(4,411,460)	(21,470,363)	(18,089,421)
Loss on sale of asset	-	-	(764,008)	-
Income tax expense of taxable REIT subsidiary	(324,948)	(809,178)	(965,532)	(1,041,463)
Minority interest in income of consolidated subsidiaries	(38,966)	(550,599)	(117,469)	(1,267,122)
Equity in earnings of unconsolidated entities	64,469	(26,225)	286,452	252,511
Limited Partners’ interests in the continuing operations of the Operating Partnership	(1,063,010)	(1,137,647)	(2,989,366)	(3,330,432)

Income from continuing operations	3,657,079	2,171,030	10,179,650	7,144,871

Discontinued operations:

Operating income from discontinued operations, net of Limited Partners’ interests	-	191,963	-	765,962
Gain on sale of operating partnership, net of Limited Partners’ interests	-	5,525,007	-	5,525,007

Income from discontinued operations	-	5,716,970	-	6,290,969

Net income	$3,657,079	$7,888,000	$10,179,650	$13,435,840

Income per common share – basic:
Continuing operations	$0.13	$0.08	$0.35	$0.33
Discontinued operations	-	0.20	-	0.30
	$0.13	$0.28	$0.35	$0.63
Income per common share – diluted:
Continuing operations	$0.13	$0.08	$0.35	$0.33
Discontinued operations	-	0.20	-	0.29
	$0.13	$0.28	$0.35	$0.62

Weighted average common shares outstanding – basic	28,842,092	28,105,820	28,733,228	21,406,980
Weighted average common shares outstanding – diluted	29,099,790	28,219,941	28,903,114	21,520,061

Dividends declared per common share	$0.1950	$0.1875	$0.7650	$0.7500

p. 8	Kite Realty Group Supplemental Financial and Operating Statistics – 12/31/06

FUNDS FROM OPERATIONS AND OTHER FINANCIAL INFORMATION – THREE AND TWELVE
MONTHS

	Three Months Ended December 31,		Year Ended December 31,
Funds from Operations:	2006	2005	2006	2005
Net income	$3,657,079	$7,888,000	$10,179,650	$13,435,840
Add loss on sale of asset, net of tax	-	-	458,405	-
Less gain on sale of operating property	-	(7,212,402)	-	(7,212,402)
Add Limited Partners' interests in income	1,063,010	2,883,132	2,989,366	5,329,298
Add depreciation and amortization of consolidated entities and discontinued
operations, net of minority interest	7,004,407	6,228,735	29,313,102	22,124,355
Add depreciation and amortization of unconsolidated entities	100,199	145,435	401,549	344,600
Funds from Operations of the Kite Portfolio[1]	11,824,695	9,932,900	43,342,072	34,021,691
Less Limited Partners' interests in FFO	(2,654,425)	(2,258,775)	(9,838,650)	(9,629,945)
Funds from Operations allocable to the Company[1]	$9,170,270	$7,674,125	$33,503,422	$24,391,746

Basic FFO per share of the Kite Portfolio	$0.32	$0.27	$1.16	$1.14
Diluted FFO per share of the Kite Portfolio	$0.32	$0.27	$1.16	$1.13

Basic weighted average common shares outstanding	28,842,092	28,105,820	28,733,228	21,406,980
Diluted weighted average common shares outstanding	29,099,790	28,219,941	28,903,114	21,520,061

Basic weighted average common shares and units outstanding	37,244,707	36,724,484	37,217,588	29,903,174
Diluted weighted average common shares and units outstanding	37,502,405	36,838,605	37,387,473	30,016,255

Other Financial Information:

Recurring capital expenditures[2]
Tenant improvements	$35,827	$1,117,996	$1,274,731 [3]	$1,361,987
Leasing commissions	163,843	98,742	749,929 [4]	224,936
Capital improvements	297,531	46,038	450,383	465,705
Scheduled debt principal payments	634,886	598,400	2,466,655	2,569,238
Straight line rent	253,074	234,458	1,578,442	1,672,710
Market rent amortization income from acquired leases	1,014,560	838,560	4,192,550	3,488,609
Market debt adjustment	107,714	359,386	430,857	1,437,545
Capitalized interest	3,682,922	1,335,430	10,680,000	3,507,372

____________________
1 “Funds from Operations of the Kite Portfolio” represents 100% of the operating performance of the Operating Partnership’s real estate properties and construction and service subsidiaries in which the Company owns an interest. “Funds from Operations allocable to the Company” reflects a reduction for the Limited Partners’ diluted weighted average interests in the Operating Partnership.
2 Excludes tenant improvements and leasing commissions relating to development projects and first-generation space.
3 Of this amount, $988,153 represents tenant improvements for Shoe Pavilion at Galleria Plaza and 24 Hour Fitness at Cedar Hill Village.
4 Of this amount, $198,404 represents leasing commissions for Shoe Pavilion at Galleria Plaza and 24 Hour Fitness at Cedar Hill Village.

p. 9	Kite Realty Group Supplemental Financial and Operating Statistics – 12/31/06

MARKET CAPITALIZATION AS OF DECEMBER 31, 2006

		Total	Percent of
	Percent of	Market	Total Market
	Total Equity	Capitalization	Capitalization (Note)
Equity Capitalization:
Total Common Shares Outstanding	77.4%	28,842,831
Operating Partnership ("OP") Units	22.6%	8,402,615
Combined Common Shares and OP Units	100.0%	37,245,446
Market Price at December 31, 2006		$18.62
Total Equity Capitalization		$693,510,205	54%
Debt Capitalization:
Company Outstanding Debt		$566,975,980
Pro-rata Share of Joint Venture Debt		22,753,733
Total Debt Capitalization		589,729,713	46%
Total Market Capitalization		$1,283,239,918	100%

Note: Based on the closing price of KRG’s common shares on February 19, 2007 of $20.88, equity capitalization and debt capitalization was 57% and 43% respectively.

p. 10	Kite Realty Group Supplemental Financial and Operating Statistics – 12/31/06

SAME PROPERTY NET OPERATING INCOME (NOI)

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2006	2005	% Change	2006	2005	% Change
Number of Properties at period end[1]	39	39		39	39

Occupancy at period-end	96.9%	97.5%		96.9%	97.5%

Minimum rent[2]	$13,064,286	$12,804,114		$46,227,403	$45,653,883
Tenant recoveries	3,248,085	3,212,010		10,512,398	9,722,456
Other income	619,428	544,370		964,121	724,544
Pro rata share of revenue – unconsolidated joint venture properties	417,189	422,690		1,809,325	1,795,949
	17,348,988	16,983,184		59,513,247	57,896,832

Property operating expenses	3,032,307	2,863,450		9,596,360	9,097,883
Real estate taxes	2,282,482	2,113,561		7,359,885	6,648,385
Pro rata share of expenses – unconsolidated joint venture properties	109,619	156,626		546,125	610,413
	5,424,408	5,133,637		17,502,370	16,356,681
Net operating income – same properties (39 properties)	11,924,580	11,849,547	0.6%	42,010,877	41,540,151	1.1%
Net operating income (loss) – Galleria Plaza and Cedar Hill Village[3]	321,137	(484,481)		891,552	(234,940)
Net operating income (loss) – Glendale Mall [1]	(449,287)	(300,948)		(449,287)	(300,948)
Net operating income – Union Station Garage	339,380	405,519		339,380	405,519
Net operating (loss) – Shops at Eagle Creek [1,4]	38,682	121,040		5,782	232,716
Net operating income – including Galleria Plaza, Cedar Hill Village
and Shops at Eagle Creek	12,174,492	11,590,677	5.0%	42,798,304	41,642,498	2.8%
Reconciliation to Most Directly Comparable GAAP Measure:

Net operating income – same properties	11,924,580	11,849,547		42,010,877	41,540,151
Net operating income – non-same properties	6,063,291	2,184,499		25,053,839	10,643,819
Less pro rata share of same property unconsolidated joint venture
net operating income	(307,570)	(266,064)		(1,263,200)	(1,185,535)
Net operating income – construction, service, general and
administrative and other	576,311	1,513,775		64,798	1,413,498
Total Company Net Operating Income	18,256,612	15,281,757		65,866,314	52,411,933
Total other income (expense)	25,503	(576,824)		168,983	(1,014,611)
Total other expenses	(13,562,026)	(11,396,256)		(52,102,273)	(40,922,019)
Loss on sale of asset	-	-		(764,008)	-
Limited Partners’ interests in the continuing operations of the
Operating Partnership	(1,063,010)	(1,137,647)		(2,989,366)	(3,330,432)
Operating income from discontinued operations, net of Limited Partners’ interests	-	191,963		-	765,962
Gain on sale of operating property, net of Limited Partners’ interests	-	5,525,007		-	5,525,007

Net income	$3,657,079	$7,888,000		$10,179,650	$13,435,840

____________________
1 Same property analysis excludes Glendale Mall and Shops at Eagle Creek for the third and fourth quarter as the Company pursues redevelopment of these properties. See note (3) below.
2 For the twelve months ended December 31, 2006 minimum rent excludes the write-off of the in-place lease liability of approximately $458,000 related to Winn-Dixie at Shops at Eagle Creek. See note (4) below.
3 Ultimate Electronics ceased paying rent at Galleria Plaza and Cedar Hill Village in the months of May 2005 and June 2005, respectively. Late in the first quarter of 2006, Shoe Pavilion and 24 Hour Fitness replaced Ultimate Electronics at Galleria Plaza and Cedar Hill Village, respectively. As a result of the timing of the re-tenanting of the spaces in Galleria Plaza and Cedar Hill Village, these properties have been excluded from the information presented in order to provide for a more meaningful comparison of Same Property results.
4 In May 2006, Winn-Dixie rejected its lease with the Company at Shops at Eagle Creek. In connection with this lease termination, the Company wrote off all related assets and liabilities, including the in-place lease liability to minimum rent. During the third quarter of 2006, the Company began the process of re-tenanting the space formerly occupied by Winn-Dixie. As a result, Shops at Eagle Creek has been excluded from the Same Property analysis for the third and fourth quarter.

The Company believes that NOI is helpful to investors as a measure of its operating performance because it excludes various items included in net income that do not relate to or are not indicative of its operating performance, such as depreciation and amortization and interest expense. The Company believes that Same Property NOI is helpful to investors as a measure of its operating performance because it includes only the NOI of properties that have been owned for the full period presented, which eliminates disparities in net income due to the redevelopment, acquisition or disposition of properties during the particular period presented, and thus provides a more consistent metric for the comparison of the Company's properties. NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as indicators of the Company's financial performance.

p. 11	Kite Realty Group Supplemental Financial and Operating Statistics – 12/31/06

NET OPERATING INCOME BY QUARTER

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2006	2006	2006	2006	2005
Revenue:
Minimum rent	$17,639,197	$17,262,427	$16,509,839	$15,734,672	$14,808,055
Tenant reimbursements	4,730,484	3,787,767	4,417,611	3,695,873	4,054,643
Other property related revenue	2,795,632	1,565,787	944,966	1,051,701	2,027,454
Other income, net	100,717	158,632	31,312	53,876	65,205
	25,266,030	22,774,613	21,903,728	20,536,122	20,955,357
Expenses:
Property operating	3,828,780	3,439,853	3,274,984	3,034,174	4,230,328
Real estate taxes	3,306,361	2,323,799	3,122,720	2,506,914	2,480,710
	7,135,141	5,763,652	6,397,704	5,541,088	6,711,038
Net Operating Income – Properties	18,130,889	17,010,961	15,506,024	14,995,034	14,244,319
Other Income (Expense):
Construction and service fee revenue[1]	14,219,610	10,293,822	9,036,996	7,896,936	12,946,751
Cost of construction and services[1]	(13,021,605)	(7,795,070)	(7,899,325)	(7,185,364)	(10,203,261)
General, administrative, and other	(1,072,282)	(1,305,599)	(1,601,176)	(1,343,537)	(1,706,052)
Depreciation and amortization	(7,091,643)	(7,209,586)	(7,842,914)	(7,522,235)	(6,175,618)
	(6,965,920)	(6,016,433)	(8,306,419)	(8,154,200)	(5,138,180)
Earnings Before Interest and Taxes	11,164,969	10,994,528	7,199,605	6,840,834	9,106,139
Interest expense	(6,145,435)	(6,139,761)	(4,615,175)	(4,569,992)	(4,411,460)
Loss on sale of asset[1]	-	-	(764,008)	-	-
Income tax (expense) benefit of taxable REIT subsidiary	(324,948)	(777,600)	150,303	(13,287)	(809,178)
Minority interest in income of consolidated subsidiaries	(38,966)	(2,993)	(37,986)	(37,524)	(550,599)
Equity in earnings (loss) of unconsolidated entities	64,469	72,261	61,749	87,973	(26,225)
Limited partners’ interests in the continuing operations of the
Operating Partnership	(1,063,010)	(936,782)	(454,117)	(535,457)	(1,137,647)
Income From Continuing Operations	3,657,079	3,209,653	1,540,371	1,772,547	2,171,030
Operating income from discontinued operations, net of
Limited Partners’ interests[2]	-	-	-	-	191,963
Gain on sale of operating property, net of Limited Partners’ interests	-	-	-	-	5,525,007
Net income	$3,657,079	$3,209,653	$1,540,371	$1,772,547	$7,888,000
NOI/Revenue	71.8%	74.7%	70.8%	73.0%	68.0%
Recovery Ratio[3]	66.3%	65.7%	69.0%	66.7%	60.4%

____________________
1 In June 2006, the Company sold Marsh Supermarkets in Naperville, Illinois.
2 In December 2005, the Company sold Mid-America Clinical Labs in Indianapolis, Indiana.
3 “Recovery Ratio” is computed by dividing property operating and real estate tax expense into tenant reimbursements.

p. 12	Kite Realty Group Supplemental Financial and Operating Statistics – 12/31/06

SUMMARY OF OUTSTANDING DEBT AS OF DECEMBER 31, 2006	[1]
TOTAL OUTSTANDING DEBT
	Outstanding		Weighted Average	Weighted Average
	Amount	Ratio	Interest Rate	Maturity (in years)
Fixed Rate Debt:
Consolidated	$344,030	59%	5.98%	7.9
Unconsolidated	8,385	1%	6.60%	5.5
Floating Rate Debt (Hedged) [2]	50,000	9%	5.57%	0.6
Total Fixed Rate Debt	402,415	69%	5.94%	6.9
Variable Rate Debt:[3]
Construction Loans	94,505	16%	6.95%	1.2
Other Variable	126,171	22%	6.74%	0.7
Floating Rate Debt (Hedged) [2]	(50,000)	-9%	-6.68%	-0.6
Unconsolidated	14,369	2%	7.58%	0.2
Total Variable Rate Debt	185,045	31%	6.93%	0.9
Net Premiums	2,270	N/A	N/A	N/A
Total	$589,730	100%	6.25%	5.0

SCHEDULE OF MATURITIES BY YEAR
	Mortgage Debt				Total		Total
			Secured		Consolidated	KRG Share Of	Consolidated
	Annual	Term	Revolving	Construction	Outstanding	Unconsolidated	and
	Maturity	Maturities	Credit Facility	Loans	Debt	Mortgage Debt	Unconsolidated
2007	$2,703	$9,768	$111,550	$37,861	$161,882	$14,573	$176,455
2008	2,652	8,292	0	46,215	57,159	218	57,377
2009	2,920	27,452	0	10,429	40,801	2,223	43,024
2010	3,030	0	0	0	3,030	97	3,127
2011	3,183	19,655	0	0	22,838	103	22,941
2012	3,633	35,356	0	0	38,989	109	39,098
2013	3,646	4,027	0	0	7,673	5,431	13,104
2014	3,342	27,567	0	0	30,909	0	30,909
2015	2,963	38,301	0	0	41,264	0	41,264
2016 and beyond	4,815	155,346	0	0	160,161	0	160,161
Net Premiums	0	0	0	0	2,270	0	2,270
Total	$32,887	$325,764	$111,550	$94,505	$566,976	$22,754	$589,730

____________________ [1] Dollars in thousands.
[2] These debt obligations are hedged by interest rate swap agreements.
[3] Variable rate debt %, net of swap transactions:
- Construction	16%	$94,505
- Other Variable	13%	76,171
- Unconsolidated	2%	14,369	(Includes debt on acquisition land held for development)
	31%	$185,045

p. 13	Kite Realty Group Supplemental Financial and Operating Statistics – 12/31/06

SCHEDULE OF OUTSTANDING DEBT AS OF DECEMBER 31, 2006	[1]
CONSOLIDATED DEBT

				Balance as of	Monthly Debt Service
Fixed Rate Debt:	Lender/Servicer	Interest Rate	Maturity Date	Dec. 31, 2006	as of Dec. 31, 2006
176th & Meridian	Wachovia Bank	5.67%	11/11/14	$4,157	$25
50th & 12th	Wachovia Bank	5.67%	11/11/14	4,576	27
Boulevard Crossing	Wachovia Bank	5.11%	12/11/09	12,303	69
Centre at Panola, Phase I	JP Morgan Chase	6.78%	1/1/22	4,165	37
Cool Creek Commons	Lehman Brothers Bank	5.88%	4/11/16	18,000	88
Corner Shops, The	Sun Life Assurance Co.	7.65%	7/1/11	1,801	17
Fox Lake Crossing	Wachovia Bank	5.16%	7/1/12	11,932	69
Geist Pavilion	KeyBank	5.58%	1/1/17	11,125	52
Indian River Square	Wachovia Bank	5.42%	6/11/15	13,300	60
Indiana State Motor Pool	Old National	5.38%	3/24/08	4,064	18
International Speedway Square	Lehman Brothers Bank	7.17%	3/11/11	19,448	139
Kedron Village	Wachovia Bank	5.56%	1/11/17	29,700	138
Pine Ridge	Lehman Brothers Bank	6.34%	10/11/16	17,500	93
Plaza at Cedar Hill	GECC	7.38%	2/1/12	26,681	193
Plaza Volente	Wachovia Bank	5.42%	6/11/15	28,680	130
Preston Commons	Wachovia Bank	5.90%	3/11/13	4,526	28
Ridge Plaza	Wachovia Bank	5.15%	10/11/09	16,482	93
Riverchase	Lehman Brothers Bank	6.34%	10/11/16	10,500	56
Sunland Towne Centre	KeyBank	6.01%	7/1/16	25,000	125
Thirty South	CS First Boston	6.09%	1/11/14	22,686	142
Traders Point	Wachovia Bank	5.86%	10/11/16	48,000	234
Whitehall Pike	Banc One Capital Funding	6.71%	7/5/18	9,404	77
Subtotal				$344,030	$1,910
	Lender	Interest Rate	Maturity Date	Balance as of	Monthly Debt Service
Floating Rate Debt (Hedged):				Dec. 31, 2006	as of Dec. 31, 2006
Collateral Pool Properties[2]	KeyBank	5.65%	8/1/07	$35,000	$165
Collateral Pool Properties[2]	KeyBank	5.38%	8/1/07	15,000	67
Subtotal				$50,000	$232
TOTAL CONSOLIDATED FIXED RATE DEBT				$394,030	$2,142
TOTAL NET PREMIUMS				$2,270
Variable Rate Debt:	Lender	Interest Rate[3]	Maturity Date	Balance as of
Mortgages				Dec. 31, 2006
Courthouse Shadows[4]	Lehman Brothers Bank	LIBOR + 150	1/5/07	$9,768
Fishers Station[5]	National City Bank	LIBOR + 275	9/1/08	4,853
Subtotal				$14,621

____________________
1 Dollars in thousands.
2 The Company entered into $35 million and $15 million fixed rate swap agreements, which are designated as hedges against the revolving credit facility.
3 At December 31, 2006, one-month LIBOR and Prime interest rates were 5.33% and 8.25%, respectively.
4 The Maturity Date has been extended to March 5, 2007.
5 The Company has a 25% interest in this property. This loan is guaranteed by Kite Realty Group, LP.

p. 14	Kite Realty Group Supplemental Financial and Operating Statistics – 12/31/06

SCHEDULE OF OUTSTANDING DEBT AS OF DECEMBER 31, 2006 (CONTINUED)	[1]

Variable Rate Debt:				Total	Balance as of
Construction Loans	Servicer	Interest Rate[2]	Maturity Date	Commitment	Dec. 31, 2006
Bayport Commons[3]	Bank of America	LIBOR + 125	12/27/08	$23,100	$5,065
Beacon Hill Shopping Center[4]	Fifth Third Bank	LIBOR + 150	9/30/07	34,800	$8,390
Bridgewater Marketplace	Home Federal Bank	LIBOR + 160	6/29/08	12,000	7,162
Cobblestone Plaza[5]	Wachovia Bank	LIBOR + 160	6/29/09	44,500	10,429
Estero Town Center[6]	Wachovia Bank	LIBOR + 165	4/1/08	20,460	14,756
Gateway Shopping Center[7]	Union Bank of California	LIBOR + 150	12/15/07	22,268	7,214
Naperville Marketplace	LaSalle Bank	LIBOR + 175	6/30/07	14,400	9,800
Red Bank Commons	Huntington Bank	LIBOR + 165	3/31/07	4,960	4,799
Sandifur Plaza[8]	LaSalle Bank	LIBOR + 165	2/28/08	5,500	2,777
Tarpon Springs Plaza	Wachovia Bank	LIBOR + 175	4/1/08	20,000	16,455
Traders Point II	Huntington Bank	LIBOR + 165	6/28/07	9,587	7,658
Subtotal				$211,575	$94,505

				Total Available as	Balance as of
Line of Credit	Lender	Interest Rate[2]	Maturity Date	of Dec. 31, 2006	Dec. 31, 2006
Collateral Pool Properties: [9,10,11]	Wachovia Bank	LIBOR + 135	8/31/07	$133,267	$111,550
Floating Rate Debt (Hedged)
Collateral Pool Properties[10]	KeyBank	LIBOR + 135	8/1/07		$(35,000)
Collateral Pool Properties[10]	KeyBank	LIBOR + 135	8/1/07		(15,000)
Subtotal					($50,000)
Total Consolidated Variable Rate Debt					$170,676
TOTAL DEBT PER CONSOLIDATED BALANCE SHEET					$566,976

____________________
1 Dollars in thousands.
2 At December 31, 2006, one-month LIBOR and Prime interest rates were 5.33% and 8.25%, respectively.
3 The Company has a preferred return, then a 60% interest. This loan is guaranteed by Kite Realty Group, LP.
4 The Company has a preferred return, then a 50% interest. This loan is guaranteed by Kite Realty Group, LP.
5 The Company has a preferred return, then a 50% interest. This loan is guaranteed by Kite Realty Group, LP.
6 The Company has a preferred return, then a 40% interest. This loan is guaranteed by Kite Realty Group, LP.
7 The Company has a preferred return, then a 50% interest. This loan is guaranteed by Kite Realty Group, LP.
8 The Company has an 80% interest in the Walgreens and 95% in the shops. This loan is guaranteed by Kite Realty Group, LP.
9 There are currently 16 properties encumbered under the line of credit and 28 unencumbered properties and available to expand borrowings under the credit facility. The major unencumbered properties include: 50 S. Morton, Bolton Plaza, Centre at Panola Phase II, Circuit City Plaza, Cornelius Gateway Shops, Delray Marketplace, Fishers Station Marsh, Frisco Bridges, Greyhound Commons, Martinsville Shops, Noblesville Partners, Pipeline Pointe, Shops at Otty, Sunland II, Weston Park, Zionsville Place.
10 The Company entered into a $35 million and $15 million fixed rate swap agreement, which is designated as a hedge against the revolving credit facility.
11 The total amount available for borrowing under the revolving credit facility is $133,267 of which $111,550 was outstanding as of December 31, 2006.

p. 15	Kite Realty Group Supplemental Financial and Operating Statistics – 12/31/06

SCHEDULE OF OUTSTANDING DEBT AS OF DECEMBER 31, 2006 (CONTINUED)	[1]

UNCONSOLIDATED DEBT[2]
						Monthly Debt
					Balance as of	Service as of
	Lender	Interest Rate	Maturity Date		Dec. 31, 2006	Dec. 31, 2006
Fixed Rate Debt
The Centre	Sun Life	6.99%	6/1/2009		$3,983	$40
Spring Mill Medical	LaSalle Bank	6.45%	9/1/2013		11,990	78
TOTAL UNCONSOLIDATED DEBT					$15,973	$118
JOINT VENTURE PARTNERS' SHARE OF TOTAL
UNCONSOLIDATED DEBT					(7,588)
KRG's SHARE OF TOTAL UNCONSOLIDATED DEBT					$8,385

Variable Rate Debt				Total	Balance as of
Construction Loans:	Servicer	Interest Rate[2]	Maturity Date	Commitment	Dec. 31, 2006
Parkside Town Commons[3]	LaSalle Bank	LIBOR + 225	2/28/07	$40,000	$35,922
TOTAL UNCONSOLIDATED VARIABLE RATE DEBT					$35,922
JOINT VENTURE PARTNERS' SHARE OF TOTAL
UNCONSOLIDATED VARIABLE RATE DEBT					(21,553)
KRG's SHARE OF TOTAL UNCONSOLIDATED VARIABLE
RATE DEBT					$14,369
TOTAL KRG UNCONSOLIDATED DEBT					$22,754

TOTAL KRG CONSOLIDATED DEBT					$566,976
TOTAL KRG UNCONSOLIDATED DEBT					22,754
TOTAL KRG DEBT					$589,730

____________________
1 Dollars in thousands.
2 The Company owns a 50% interest in Spring Mill Medical and a 60% interest in The Centre.
3 The Company owns a 40% interest in Parkside Town Commons which will change to a 20% ownership upon the commencement of construction. The Company intends to amend the existing land loan to a development loan which will reduce the interest rate.

p. 16	Kite Realty Group Supplemental Financial and Operating Statistics – 12/31/06

JOINT VENTURE SUMMARY – UNCONSOLIDATED PROPERTIES

The Company owns the following three unconsolidated properties with joint venture partners:

Property	Percentage Owned by the Company
Parkside Town Commons[1]	40%
The Centre	60%
Spring Mill Medical	50%

____________________
1 The Company's 40% interest in Parkside Town Commons will change to a 20% ownership upon the commencement of construction.

p. 17	Kite Realty Group Supplemental Financial and Operating Statistics – 12/31/06

CONDENSED COMBINED BALANCE SHEETS OF UNCONSOLIDATED PROPERTIES
(THE CENTRE, SPRING MILL MEDICAL and PARKSIDE TOWN COMMONS) (Unaudited)

	December 31, 2006	December 31, 2005
Assets:
Investment properties, at cost
Land	$2,404,211	$2,552,075
Buildings and improvements	14,761,198	14,566,616
Furniture and equipment	10,581	3,290
Construction in progress	38,903,133	-
	56,079,123	17,121,981
Less: Accumulated depreciation	(3,254,677)	(2,793,109)
	52,824,446	14,328,872

Cash and cash equivalents	804,391	902,443
Tenant receivables, including accrued straight-line rent	113,209	140,124
Escrow Deposits	244,241	-
Deferred costs, net	622,778	670,319
Prepaid and other assets	600	-
Total Assets	$54,609,665	$16,041,758

Liabilities and Accumulated Equity (Deficit):
Mortgage and other indebtedness	$51,895,229	$16,299,855
Intercompany payable	4,282	-
Accounts payable and accrued expenses	3,514,759	524,792
Total Liabilities	55,414,270	16,824,647
Accumulated equity (deficit)	(804,605)	(782,889)
Total Liabilities and Accumulated Equity (Deficit)	$54,609,665	$16,041,758

p. 18	Kite Realty Group Supplemental Financial and Operating Statistics – 12/31/06

CONDENSED COMBINED STATEMENTS OF OPERATIONS OF UNCONSOLIDATED PROPERTIES
(THE CENTRE, SPRING MILL MEDICAL AND PARKSIDE TOWN COMMONS) (Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005
Minimum rent	$576,011	$597,663	$2,366,117	$2,439,693
Tenant reimbursements	206,726	237,052	968,122	897,703
Other property related revenue	1,657	(36,876)	45,696	13,335
Total revenue	784,394	797,839	3,379,935	3,350,731

Expenses:
Property operating	184,637	224,442	813,980	899,630
Real estate taxes	19,042	68,910	211,086	253,411
Depreciation and amortization	130,310	128,871	522,218	510,127
Total expenses	333,989	422,223	1,547,284	1,663,168
Operating income	450,405	375,616	1,832,651	1,687,563

Interest expense	271,553	278,644	1,092,367	1,116,199

Net income	$178,852	$96,972	$740,284	$571,364

p. 19	Kite Realty Group Supplemental Financial and Operating Statistics – 12/31/06

TOP 10 RETAIL TENANTS BY GROSS LEASABLE AREA (GLA)
AS OF DECEMBER 31, 2006

This Table Includes the Following:
  Operating Retail Properties
  Operating Commercial Properties
  Development Property Tenants open for business or ground lease tenants who commenced paying rent as of December 31, 2006
	Number of	Total	Number	Company Owned	Number of Anchor	Anchor Owned
Tenant	Locations	GLA	of Leases	GLA[2]	Owned Locations	GLA[3]
Lowe's Home Improvement[1]	9	1,247,630	3	128,997	6	1,118,633
Wal-Mart	5	749,649	2	234,649	3	515,000
Target	3	341,640	0	0	3	341,640
Federated Department Stores	1	237,455	1	237,455	0	0
Publix	5	234,246	5	234,246	0	0
Home Depot	5	140,000	0	0	1	140,000
Circuit City	4	132,347	4	132,347	0	0
Dominick's	2	131,613	2	131,613	0	0
Dick's Sporting Goods	2	126,672	2	126,672	0	0
Marsh Supermarkets	2	124,902	2	124,902	0	0
Total	38	3,466,154	21	1,350,881	13	2,115,273

____________________
1 A ground lease with Lowe’s was entered into during the first quarter of 2006. An estimated 165,000 square feet is included in Anchor Owned GLA to account for this property. Another ground lease with Lowe’s was entered into during the second quarter of 2006. An estimated 163,000 square feet is included in Anchor Owned GLA to account for this property.
2 Excludes the estimated size of the structures located on land owned by the Company and ground leased to tenants.
3 Includes the estimated size of the structures located on land owned by the Company and ground leased to tenants.

p. 20	Kite Realty Group Supplemental Financial and Operating Statistics – 12/31/06

TOP 25 TENANTS BY ANNUALIZED BASE RENT	[1,2]
AS OF DECEMBER 31, 2006

This Table Includes the Following:
  Operating Retail Properties
  Operating Commercial Properties
  Development Property Tenants open for business or ground lease tenants who commenced paying rent as of December 31, 2006
Tenant	Type of Property	Number of Locations	Leased GLA/NRA[5]	% of Owned GLA/NRA of the Portfolio	Annualized Base Rent [1,2]	Annualized Base Rent per Sq. Ft.	% of Total Portfolio Annualized Base Rent

Lowe's Home Center[4]	Retail	3	128,997	2.2%	$2,564,000	$5.67	3.7%
Circuit City	Retail	4	132,347	2.3%	$1,930,190	$14.58	2.8%
Publix	Retail	5	234,246	4.0%	$1,837,588	$7.84	2.7%
State of Indiana	Commercial	3	210,393	3.6%	$1,663,733	$7.91	2.4%
Marsh Supermarkets	Retail	2	124,902	2.1%	$1,633,958	$13.08	2.4%
Dominick's	Retail	2	131,613	2.3%	$1,411,728	$10.73	2.0%
Bed Bath & Beyond	Retail	4	109,296	1.9%	$1,356,866	$12.41	2.0%
Dick's Sporting Goods	Retail	2	126,672	2.2%	$1,220,004	$9.63	1.8%
Ross Stores	Retail	4	118,374	2.0%	$1,210,785	$10.23	1.7%
Eli Lilly[6]	Commercial	1	70,402	1.2%	$1,161,633	$16.50	1.7%
HEB	Retail	1	105,000	1.8%	$1,155,000	$11.00	1.7%
Office Depot	Retail	4	103,294	1.8%	$1,058,351	$10.25	1.5%
Walgreens	Retail	3	39,070	0.7%	$1,031,023	$26.39	1.5%
Petsmart	Retail	3	77,966	1.3%	$975,998	$12.52	1.4%
Wal-Mart	Retail	2	234,649	4.0%	$930,927	$3.97	1.3%
Kmart	Retail	1	110,875	1.9%	$850,379	$7.67	1.2%
UMDA[3]	Commercial	1	32,256	0.6%	$844,402	$26.18	1.2%
TJX Companies	Retail	3	88,550	1.5%	$805,312	$9.09	1.2%
Kerasotes[4]	Retail	2	43,050	0.7%	$776,496	$8.92	1.1%
A & P	Retail	1	58,732	1.0%	$763,516	$13.00	1.1%
Old Navy	Retail	3	64,868	1.1%	$748,693	$11.54	1.1%
OfficeMax	Retail	3	69,872	1.2%	$733,970	$10.50	1.1%
Shoe Pavilion	Retail	1	31,396	0.5%	$722,108	$23.00	1.0%
City Securities	Commercial	1	34,949	0.6%	$694,900	$19.88	1.0%
Indiana University Healthcare Associates[3]	Commercial	1	31,175	0.5%	$622,201	$19.96	0.9%
Total			2,512,944	43.0%	$28,703,761	$9.97	41.5%

____________________
1 Annualized Base Rent represents the monthly contractual rent for December 2006 for each applicable tenant, multiplied by 12.
2 Excludes tenants at development properties that are Build-to-Suits for sale.
3 Property held in unconsolidated joint venture. Annualized Base Rent is reflected at 100 percent.
4 Annualized Base Rent Per Sq. Ft. is adjusted to account for the estimated square footage attributed to structures on land owned by the Company and ground leased to tenants.
5 Excludes the estimated size of the structures located on land owned by the Company and ground leased to tenants.
6 On December 1, 2006, the Company entered into an agreement to terminate its lease with Eli Lilly & Company effective December 31, 2006 as to 29,140 square feet and effective October 1, 2007 as to 70,402 square feet.
p. 21	Kite Realty Group Supplemental Financial and Operating Statistics – 12/31/06

LEASE EXPIRATIONS – OPERATING PORTFOLIO	[1]

This Table Includes the Following:
  Operating Retail Properties
  Operating Commercial Properties
  Development Property Tenants open for business or ground lease tenants who commenced paying rent as of December 31, 2006
						Expiring
	Number of		% of Total	Expiring	% of Total	Annualized	Expiring
	Expiring	Expiring	GLA/NRA	Annualized	Annualized	Base Rent	Ground Lease
	Leases[2]	GLA/NRA[3]	Expiring	Base Rent[4]	Base Rent	per Sq. Ft.	Revenue
2007[5]	102	381,715	7.0%	$4,583,480	7.0%	$12.01	$800,000
2008	52	456,062	8.4%	$3,596,710	5.5%	$7.89	$0
2009	82	255,326	4.7%	$4,267,400	6.5%	$16.71	$0
2010	76	452,363	8.3%	$5,654,536	8.6%	$12.50	$0
2011	85	643,034	11.9%	$6,072,977	9.2%	$9.44	$0
2012	54	333,123	6.1%	$4,812,094	7.3%	$14.45	$85,000
2013	28	212,744	3.9%	$3,152,817	4.8%	$14.82	$0
2014	35	475,468	8.7%	$5,441,800	8.3%	$11.45	$427,900
2015	41	512,817	9.4%	$6,392,896	9.7%	$12.47	$251,500
2016	31	312,486	5.7%	$4,284,714	6.5%	$13.71	$93,500
Beyond	43	1,407,773	25.9%	$17,444,366	26.6%	$12.39	$2,031,513
Total	629	5,442,911	100.0%	$65,703,790	100.0%	$12.07	$3,689,413

____________________
1 Excludes tenants at development properties that are Build-to-Suits for sale.
2 Lease expiration table reflects rents in place as of December 31, 2006 and does not include option periods; 2007 expirations include 27 month-to-month tenants. This column also excludes ground leases.
3 Expiring GLA excludes estimated square footage attributable to non-owned structures on land owned by the Company and ground leased to tenants.
4 Annualized Base Rent represents the monthly contractual rent for December 2006 for each applicable tenant, multiplied by 12. Excludes ground lease revenue.
5 On December 1, 2006, the Company entered into an agreement to terminate its lease with Eli Lilly & Company effective December 31, 2006 as to 29,140 square feet and effective October 1, 2007 as to 70,402 square feet.

p. 22	Kite Realty Group Supplemental Financial and Operating Statistics – 12/31/06

LEASE EXPIRATIONS – RETAIL ANCHOR TENANTS	[1]

This Table Includes the Following:
  Operating Retail Properties
  Development Property Tenants open for business or ground lease tenants who commenced paying rent as of December 31, 2006
						Expiring
	Number of		% of Total	Expiring	% of Total	Annualized	Expiring
	Expiring	Expiring	GLA	Annualized Base	Annualized	Base Rent	Ground Lease
	Leases[2]	GLA[3]	Expiring	Rent[4]	Base Rent	per Sq. Ft.	Revenue
2007	8	131,258	2.4%	$880,066	1.3%	$6.70	$800,000
2008	3	342,049	6.3%	$1,441,077	2.2%	$4.21	$0
2009	3	69,382	1.3%	$669,318	1.0%	$9.65	$0
2010	12	295,189	5.4%	$2,713,985	4.1%	$9.19	$0
2011	8	455,904	8.4%	$2,499,684	3.8%	$5.48	$0
2012	6	150,399	2.8%	$1,319,858	2.0%	$8.78	$0
2013	1	11,960	0.2%	$161,460	0.3%	$13.50	$0
2014	10	271,018	5.0%	$2,690,031	4.1%	$9.93	$0
2015	11	374,879	6.8%	$3,614,475	5.5%	$9.64	$0
2016	7	220,312	4.1%	$2,394,510	3.6%	$10.87	$0
Beyond	32	1,310,693	24.0%	$15,185,841	23.1%	$11.59	$990,000
Total	101	3,633,043	66.7%	$33,570,305	51.0%	$9.24	$1,790,000

____________________
1 Retail Anchor Tenants are defined as tenants that occupy 10,000 square feet or more. Excludes tenants at development properties that are Build-to-Suits for sale.
2 Lease expiration table reflects rents in place as of December 31, 2006 and does not include option periods. This column also excludes ground leases.
3 Expiring GLA excludes estimated square footage attributable to non-owned structures on land owned by the Company and ground leased to tenants.
4 Annualized base rent represents the monthly contractual rent for December 2006 for each applicable property, multiplied by 12. Excludes ground lease revenue.

p. 23	Kite Realty Group Supplemental Financial and Operating Statistics – 12/31/06

LEASE EXPIRATIONS – RETAIL SHOPS

This Table Includes the Following:
  Operating Retail Properties
  Development Property Tenants open for business as of December 31, 2006
						Expiring
	Number of		% of Total	Expiring	% of Total	Annualized	Expiring
	Expiring		GLA	Annualized	Annualized	Base Rent	Ground Lease
	Leases[1]	Expiring GLA[2]	Expiring	Base Rent[3]	Base Rent	per Sq. Ft.	Revenue
2007	89	175,100	3.2%	$2,464,171	3.8%	$14.07	$0
2008	48	106,048	2.0%	$1,995,695	3.0%	$18.82	$0
2009	79	185,944	3.4%	$3,598,082	5.5%	$19.35	$0
2010	63	148,296	2.7%	$2,760,771	4.2%	$18.62	$0
2011	77	187,130	3.4%	$3,573,293	5.4%	$19.10	$0
2012	46	145,672	2.7%	$2,901,529	4.4%	$19.92	$85,000
2013	23	72,430	1.3%	$1,397,543	2.1%	$19.30	$0
2014	23	54,501	1.0%	$1,363,418	2.1%	$25.02	$427,900
2015	28	92,831	1.7%	$2,049,894	3.1%	$22.08	$251,500
2016	24	92,174	1.7%	$1,890,204	2.9%	$20.51	$93,500
Beyond	9	33,649	0.7%	$791,923	1.3%	$23.53	$1,041,513
Total	509	1,293,775	23.8%	$24,786,523	37.8%	$19.16	$1,899,413

____________________
1 Lease expiration table reflects rents in place as of December 31, 2006 and does not include option periods; 2007 expirations include 25 month-to-month tenants. This column also excludes ground leases.
2 Expiring GLA excludes estimated square footage attributable to non-owned structures on land owned by the Company and ground leased to tenants.
3 Annualized Base Rent represents the monthly contractual rent for December 2006 for each applicable property, multiplied by 12. Excludes ground lease revenue.

p. 24	Kite Realty Group Supplemental Financial and Operating Statistics – 12/31/06

LEASE EXPIRATIONS – COMMERCIAL TENANTS

This Table Includes the Following:
  Operating Commercial Properties
						Expiring
	Number of		% of Total	Expiring	% of Total	Annualized
	Expiring		NRA	Annualized	Annualized	Base Rent
	Leases[1]	Expiring NRA	Expiring	Base Rent[2]	Base Rent	per Sq. Ft.
2007[3]	5	75,357	1.4%	$1,239,243	1.9%	$16.45
2008	1	7,965	0.2%	$159,938	0.2%	$20.08
2009	0	0	0.0%	$0	0.0%	$0.00
2010	1	8,878	0.2%	$179,780	0.3%	$20.25
2011	0	0	0.0%	$0	0.0%	$0.00
2012	2	37,052	0.7%	$590,708	0.9%	$15.94
2013	4	128,354	2.3%	$1,593,814	2.4%	$12.42
2014	2	149,949	2.7%	$1,388,350	2.2%	$9.26
2015	2	45,107	0.8%	$728,527	1.1%	$16.15
2016	0	0	0.0%	$0	0.0%	$0.00
Beyond	2	63,431	1.2%	$1,466,602	2.2%	$23.12
Total	19	516,093	9.5%	$7,346,962	11.2%	$14.24

____________________
1 Lease expiration table reflects rents in place as of December 30, 2006 and does not include option periods; 2006 expirations include one month-to-month tenant. This column also excludes ground leases.
2 Annualized Base Rent represents the monthly contractual rent for December 2006 for each applicable property, multiplied by 12.
3 On December 1, 2006, the Company entered into an agreement to terminate its lease with Eli Lilly & Company effective December 31, 2006 as to 29,140 square feet and effective October 1, 2007 as to 70,402 square feet.
p. 25	Kite Realty Group Supplemental Financial and Operating Statistics – 12/31/06

SUMMARY RETAIL PORTFOLIO STATISTICS
(INCLUDES JOINT VENTURE PROPERTIES)

Retail Portfolio	12/31/06	9/30/06	6/30/06	3/31/06	12/31/05
Company Owned GLA[1] – Operating Retail	5,231,434	4,989,635	4,595,183	4,532,104	4,497,658
Total GLA[1] – Operating Retail	7,576,100	7,209,584	6,698,265	6,650,386	6,160,940
Projected Company Owned GLA Under Development[2]	668,646	587,750	581,281	696,896	690,161
Projected Total GLA Under Development	1,673,466	1,598,470	1,535,081	1,579,358	1,823,561
Number of Operating Retail Properties	49	46	43	42	40
Number of Retail Properties Under Development	11	11	11	12	14
Percentage Leased – Operating Retail	93.4%	93.6%	93.0%	94.8%	95.3%
Annualized Base Rent & Ground Lease Revenue – Retail Properties[3]	$60,819,603	$56,724,615	$51,664,411	$51,480,775	$50,059,285

____________________
1 Company Owned GLA represents gross leasable area owned by the Company. Total GLA includes Company Owned GLA, plus square footage attributable to non-owned outlot structures on land owned by the Company and ground leased to tenants, and non-owned anchor space.
2 Projected Company Owned GLA Under Development represents gross leasable area under development that is projected to be owned by the Company. Projected Total GLA includes Projected Company Owned GLA, plus projected square footage attributable to non-owned outlot structures on land owned by the Company and ground leased to tenants, and non-owned anchor space that is existing or under construction.
3 Annualized Base Rent represents the monthly contractual rent for December 2006 for each applicable tenant, multiplied by 12.

p. 26	Kite Realty Group Supplemental Financial and Operating Statistics – 12/31/06

SUMMARY COMMERCIAL PORTFOLIO STATISTICS
(INCLUDES JOINT VENTURE PROPERTIES)
Commercial Portfolio	12/31/06	9/30/06	6/30/06	3/31/06	12/31/05
Company Owned Net Rentable Area (NRA)[1]	562,652	562,652	562,652	562,652	562,652
NRA under Development	-	-	-	-	-
Number of Operating Commercial Properties	5	5	5	5	5
Number of Commercial Properties under Development	-	-	-	-	-
Percentage Leased – Operating Commercial Properties	91.7%	96.9%	96.9%	97.7%	97.3%
Percentage Leased – Commercial Properties under Development		-	-	-	-
Annualized Base Rent – Commercial Properties[2,3]	$7,346,962	$7,894,595	$7,874,683	$7,959,366	$7,909,489

____________________
1 Company Owned NRA does not include square footage of Union Station Parking Garage, a detached parking garage supporting the Thirty South property that includes 851 parking spaces. It is operated by Denison Parking, a third party, pursuant to a lease of the entire property.
2 Annualized Base Rent does not include approximately $500,000 in annualized income attributable to the Union Station Parking Garage.
3 Annualized Base Rent includes $728,527 from KRG and subsidiaries as of December 31, 2006.

p. 27	Kite Realty Group Supplemental Financial and Operating Statistics – 12/31/06

DEVELOPMENT PIPELINE
AS OF DECEMBER 31, 2006[6]

2006-2007 Deliveries	KRG Ownership %[7]	MSA	Type of Property	Actual/ Projected Opening Date[1]	Projected Owned GLA[2]	Projected Total GLA[3]	Percent of Owned GLA Occupied[8]	Percent of Owned GLA Pre-Leased/ Committed[5]	Total Estimated Project Cost[4]	Cost Incurred as of Dec. 31, 2006[4]	Major Tenants and Non-owned Anchors
Florida
Tarpon Springs Plaza	100%	Naples, FL	Retail	Q2 2007	92,546	276,346	0.0%	89.2%	$28,000	$16,299	Target (non-owned), Staples, Cost Plus, AC Moore
Estero Town Commons	40%	Naples, FL	Retail	Q3 2006	25,600	206,600	0.0%	93.9%	20,000	18,584	Lowe’s Home Improvement
Bayport Commons	60%	Tampa, FL	Retail	Q3 2007	92,300	281,100	0.0%	56.0%	25,000	10,846	Target (non-owned), Michaels, PetSmart
Cobblestone Plaza	50%	Ft. Lauderdale	Retail	Q4 2007	147,800	157,800	0.0%	68.0%	45,000	16,061	Whole Foods, Staples
Indiana
Beacon Hill Shopping Center	50%	Crown Point, IN	Retail	Q4 2006	57,200	162,700	9.8%	66.1%	17,000	12,878	Strack & VanTil’s (non-owned), Walgreens (non-owned)
Bridgewater Marketplace I	100%	Indianapolis, IN	Retail	Q3 2006	26,000	50,820	0.0%	32.2%	11,000	10,194	Walgreens (non-owned)
54th & College	100%	Indianapolis, IN	Retail	Q4 2007	0	20,100	0.0%	100.0%	2,500	2,177	Fresh Market
Illinois
Naperville Marketplace	100%	Chicago, IL	Retail	Q4 2006	99,600	169,600	33.1%	36.6%	16,500	11,961	Caputo’s Fresh Market (non-owned), TJ Maxx
Oregon
Cornelius Gateway Build-to-Suit For Sale	80%	Portland, OR	Retail	Q2 2006	21,000	35,800	0.0%	14.4%	5,400	4,312	Walgreens (non-owned)
Washington
Sandifur Plaza Build-to-Suit for Sale	80%/95%	Tri-Cities, WA	Retail	Q4 2006	27,400	27,400	0.0%	86.1%	6,400	3,921	Walgreens (build-to-suit for sale)
Gateway Shopping Center - Phase I & II	50%	Seattle, WA	Retail	Q1 2007	79,200	285,200	0.0%	78.3%	24,300	11,863	Kohl’s (non-owned), Winco (non-owned), Ross, PetSmart
Total					668,646	1,673,466	5.8%	70.0%	$201,100	$119,096

____________________
1 Opening Date is defined as the first date a tenant is open for business or a ground lease payment is made. Stabilization (85% occupied) typically occurs within six to twelve months after opening date.
2 Projected Owned GLA represents gross leasable area the Company projects it will own. It excludes square footage that the Company projects will be attributable to non-owned outlot structures on land owned by the Company and expected to be ground leased to tenants. It also excludes non-owned anchor space.
3 Projected Total GLA includes Projected Owned GLA, projected square footage attributable to non-owned outlot structures on land that is owned by the Company, and non-owned anchor space that currently exists or is under construction.
4 Dollars in thousands. Reflects KRG and partner share of costs.
5 Excludes outlot land parcels owned by the Company and ground leased to tenants. Includes leases under negotiation for approximately 65,096 square feet for which the Company has signed non-binding letters of intent.
6 All joint ventures are consolidated in the Company’s financial statements.
7 The Company owns the following development properties through joint ventures: Cornelius Gateway (80%); Sandifur Plaza (Walgreens 80%; small shops 95%); Beacon Hill (preferred return, then 50%); Gateway Shopping Center (preferred return, then 50% until internal rate of return threshold is reached and then 25%); Estero Town Commons (preferred return, then 40%) and Bayport Commons. (preferred return, then 60%)
8 Includes tenants that have taken possession of their space or have begun paying rent.

p. 28	Kite Realty Group Supplemental Financial and Operating Statistics – 12/31/06

OTHER DEVELOPMENT ACTIVITY	[1]
AS OF DECEMBER 31, 2006

VISIBLE SHADOW PIPELINE
						Cost
		KRG		Estimated	Total	Incurred as
		Ownership	Estimated	Total	Estimated	of Dec. 31,
Property	MSA	%[4]	Start Date	GLA[3]	Cost[3]	2006	Executed Leases & Potential Tenancy
Parkside Town Commons[2]	Raleigh, NC	40%	TBD	750,000	$118,000	$39,903	TBD
Delray Marketplace	Delray Beach, FL	50%	TBD	318,000	$90,000	29,914	Grocery, Theater, Jr. Boxes, Shops, Restaurants
Maple Valley	Seattle, WA	100%	TBD	156,000	36,000	6,859	Grocery, Hardware Store, Shops, Restaurants
				1,224,000	$244,000	$76,676

REDEVELOPMENT ACTIVITY
Property	MSA			Project Description
Shops at Eagle Creek	Naples, FL			The Company is in the process of re-tenanting the 51,000 square foot anchor space formerly occupied by Winn-Dixie with two junior box users. In December 2006, the Company signed a lease with Staples for 35,852 square feet.

____________________
1 Dollars in thousands. Reflects KRG and partner share of costs.
2 In December 2006, Parkside Town Commons was acquired in a joint venture with Prudential Real Estate Investors. The Company’s interest in the joint venture is 40% as of December 31, 2006 and will be reduced to 20% upon the commencement of construction.
3 Total Estimated Cost and Estimated Total GLA based on preliminary siteplans.
4 The Company owns the following development property through a joint venture: Delray Marketplace (preferred return, then 50%).

p. 29	Kite Realty Group Supplemental Financial and Operating Statistics – 12/31/06

GEOGRAPHIC DIVERSIFICATION – OPERATING PORTFOLIO	[1]
AS OF DECEMBER 31, 2006

	Number of		Percent of	Total		Percent of	Annualized
	Operating	Owned	Owned	Number of	Annualized	Annualized	Base Rent per
	Properties	GLA/NRA[2]	GLA/NRA	Leases	Base Rent[3]	Base Rent	Leased Sq. Ft.
Indiana	23	2,334,623	40.3%	233	$24,553,044	37.7%	$11.96
• Retail – Mall	1	579,189	10.0%	31	$ 1,957,189	3.0%	$ 4.58
• Retail	17	1,192,782	20.6%	183	$15,248,893	23.4%	$13.75
• Commercial	5	562,652	9.7%	19	$ 7,346,962	11.3%	$14.24
Florida	12	1,319,928	22.8%	170	$13,585,589	20.8%	$10.72
Texas	8	1,144,311	19.8%	97	$13,954,233	21.4%	$12.27
Illinois	2	231,788	4.0%	36	$ 3,158,347	4.8%	$14.29
New Jersey	1	115,088	2.0%	16	$ 1,751,991	2.7%	$16.10
Georgia	3	300,114	5.1%	57	$ 3,936,549	6.0%	$14.33
Washington	3	102,159	1.8%	24	$ 1,709,269	2.6%	$17.82
Ohio	1	236,230	4.1%	7	$ 2,366,522	3.6%	$10.02
Oregon	1	9,845	0.1%	7	$ 271,609	0.4%	$27.59
Total	54	5,794,086	100.0%	647	$65,287,153	100.0%	$12.08

____________________
1 Excludes tenants at development properties that are Build-to-Suits for sale.
2 Owned GLA/NRA represents gross leasable area or net leasable area owned by the Company. It does not include 22 parcels or outlots owned by the Company and ground leased to tenants, which contain 22 non-owned structures totaling approximately 314,619 square feet. It also excludes the square footage of Union Station Parking Garage.
3 Annualized Base Rent excludes $2,879,413 in annualized ground lease revenue attributable to parcels and outlots owned by the Company and ground leased to tenants. It also excludes approximately $500,000 in 2006 annualized minimum rent attributab le to Union Station Parking Garage as well as the leases on development properties.

p. 30	Kite Realty Group Supplemental Financial and Operating Statistics – 12/31/06

OPERATING RETAIL PROPERTIES – TABLE I
AS OF DECEMBER 31, 2006

				Year Added	Acquired,			Percentage of Owned
			Year	to Operating	Redeveloped, or	Total	Owned	GLA
Property[1,2]	State	MSA	Built/Renovated	Portfolio	Developed	GLA[2]	GLA[2]	Leased[3]
International Speedway Square	FL	Daytona	1999	1999	Developed	233,901	220,901	98.2%
King's Lake Square	FL	Naples	1986	2003	Acquired	85,497	85,497	97.5%
Wal-Mart Plaza	FL	Gainesville	1970	2004	Acquired	177,826	177,826	100.0%
Waterford Lakes	FL	Orlando	1997	2004	Acquired	77,948	77,948	98.5%
Shops at Eagle Creek[10]	FL	Naples	1998	2003	Acquired	75,944	75,944	57.4%
Eagle Creek Lowe’s	FL	Naples	2006	2006	Developed	165,000	0	*
Pine Ridge Crossing	FL	Naples	1993	2006	Acquired	258,882	105,515	100.0%
Riverchase	FL	Naples	1991	2006	Acquired	78,340	78,340	100.0%
Courthouse Shadows	FL	Naples	1987	2006	Acquired	134,867	134,867	100.0%
Circuit City Plaza	FL	Ft. Lauderdale	2004	2004	Developed	405,906	45,906	91.5%
Indian River Square	FL	Vero Beach	1997/2004	2005	Acquired	379,246	144,246	100.0%
Bolton Plaza[4]	FL	Jacksonville	1986	2005	Acquired	172,938	172,938	95.0%
Centre at Panola	GA	Atlanta	2001	2004	Acquired	73,079	73,079	98.4%
Publix at Acworth	GA	Atlanta	1996	2004	Acquired	69,628	69,628	100.0%
Kedron Village	GA	Atlanta	2006	2006	Acquired	282,124	157,407	84.6%
Silver Glen Crossing	IL	Chicago	2002	2004	Acquired	138,265	132,716	96.9%
Fox Lake Crossing	IL	Chicago	2002	2005	Acquired	99,072	99,072	93.3%
Glendale Mall	IN	Indianapolis	1958/2000	1999	Redeveloped	724,026	579,189	73.8%
Cool Creek Commons	IN	Indianapolis	2005	2005	Developed	133,207	120,678	100.0%
Boulevard Crossing	IN	Kokomo	2004	2004	Developed	213,696	123,696	93.1%
Traders Point	IN	Indianapolis	2005	2005	Developed	348,835	279,558	94.9%
Traders Point II	IN	Indianapolis	2005	2005	Developed	46,600	46,600	57.1%
Hamilton Crossing	IN	Indianapolis	1999	2004	Acquired	87,424	82,424	100.0%
Fishers Station[5]	IN	Indianapolis	1989	2004	Acquired	114,457	114,457	87.9%
Whitehall Pike	IN	Bloomington	1999	1999	Developed	128,997	128,997	100.0%
The Centre[6]	IN	Indianapolis	1986	1986	Developed	80,689	80,689	95.5%
The Corner Shops	IN	Indianapolis	1984/2003	1984	Developed	42,545	42,545	100.0%
Stoney Creek Commons	IN	Indianapolis	2000	2000	Developed	189,527	49,330	100.0%
Greyhound Commons	IN	Indianapolis	2005	2005	Developed	153,187	0	*
Weston Park Phase I	IN	Indianapolis	2005	2005	Developed	12,200	0	*

____________________
(*) Property consists of ground leases only, no Owned GLA. As of December 31, 2006, the following were leased: Lowe’s at Eagle Creek – single ground lease property; Greyhound Commons – two of four outlots leased; and Weston Park Phase I – two of three outlots leased.

1 All properties are wholly owned, except as indicated. Unless otherwise noted, each property is owned in fee simple by the Company.
2 Owned GLA represents gross leasable area that is owned by the Company. Total GLA includes Owned GLA, square footage attributable to non-owned anchor space and non-owned structures on ground leases.
3 Percentage of Owned GLA Leased reflects Owned GLA/NRA leased as of December 31, 2006 except for Greyhound Commons, Weston Park Phase I (see * ) and Eagle Creek Lowe’s Home Improvement.
4 The Company acquired a 99.9% interest in this property through a joint venture with a third party that manages the property. At the current time, The Company receives 85% of the cash flow from the property, a percentage that may decrease under certain circumstances.
5 This property is divided into two parcels: a grocery store and small shops. The Company owns a 25% interest in the small shops in a joint venture and a 100% interest in the grocery store. The joint venture partner is entitled to an annual preferred payment of $96,000. All remaining cash flow is distributed to the Company.
6 The Company owns a 60% interest in this property through a joint venture with a third party that manages the property.
7 The Company does not own the land at this property. It has leased the land pursuant to two ground leases that expire in 2017. The Company has six five-year options to renew this lease.
8 The Company does not own the land at this property. It has leased the land pursuant to a ground lease that expires in 2027. The Company has five five-year renewal options.
9 The Company does not own the land at this property. It has leased the land pursuant to a ground lease that expires in 2012. The Company has six five-year renewal options and a right of first refusal to purchase the land.
10 In May 2006, the Company acquired and terminated the Winn-Dixie lease. In Q4 2006, the Company signed a lease with Staples for approximately half of this space. The remainder is being marketed to multiple potential retail tenants.

p. 31	Kite Realty Group Supplemental Financial and Operating Statistics – 12/31/06

OPERATING RETAIL PROPERTIES – TABLE I	(CONTINUED)
AS OF DECEMBER 31, 2006

				Year Added	Acquired,			Percentage of Owned
			Year	to Operating	Redeveloped, or	Total	Owned	GLA
Property[1,2]	State	MSA	Built/Renovated	Portfolio	Developed	GLA[2]	GLA[2]	Leased[3]
Geist Pavilion	IN	Indianapolis	2006	2006	Developed	64,114	64,114	83.7%
Zionsville Place	IN	Indianapolis	2006	2006	Developed	12,400	12,400	90.3%
Red Bank Commons	IN	Evansville	2005	2006	Developed	324,308	34,308	66.3%
Martinsville Shops	IN	Martinsville	2005	2005	Developed	10,986	10,986	100.0%
50 South Morton	IN	Indianapolis	1999	1999	Developed	2,000	2,000	100.0%
Ridge Plaza	NJ	Oak Ridge	2002	2003	Acquired	115,088	115,088	94.5%
Eastgate Pavilion	OH	Cincinnati	1995	2004	Acquired	236,230	236,230	100.0%
Shops at Otty[7]	OR	Portland	2004	2004	Developed	154,845	9,845	100.0%
Plaza at Cedar Hill	TX	Dallas	2000	2004	Acquired	299,847	299,847	100.0%
Sunland Towne Centre	TX	El Paso	1996	2004	Acquired	312,450	307,474	99.5%
Galleria Plaza[8]	TX	Dallas	2002	2004	Acquired	44,306	44,306	100.0%
Cedar Hill Village	TX	Dallas	2002	2004	Acquired	139,092	44,262	94.2%
Preston Commons	TX	Dallas	2002	2002	Developed	142,564	27,564	90.0%
Burlington Coat Factory[9]	TX	San Antonio	1992/2000	2000	Redeveloped	107,400	107,400	100.0%
Plaza Volente	TX	Austin	2004	2005	Acquired	160,333	156,333	100.0%
Market Street Village	TX	Hurst	1970/2004	2005	Acquired	164,125	157,125	100.0%
50th & 12th	WA	Seattle	2004	2004	Developed	14,500	14,500	100.0%
176th & Meridian	WA	Seattle	2004	2004	Developed	14,560	14,560	100.0%
Four Corner Square	WA	Seattle	1985	2004	Acquired	73,099	73,099	91.5%
TOTAL						7,576,100	5,231,434	93.4%

____________________
(*) Property consists of ground leases only, no Owned GLA. As of December 31, 2006, the following were leased: Lowe’s at Eagle Creek – single ground lease property; Greyhound Commons – two of four outlots leased; and Weston Park Phase I – two of three outlots leased.

1 All properties are wholly owned, except as indicated. Unless otherwise noted, each property is owned in fee simple by the Company.
2 Owned GLA represents gross leasable area that is owned by the Company. Total GLA includes Owned GLA, square footage attributable to non-owned anchor space and non-owned structures on ground leases.
3 Percentage of Owned GLA Leased reflects Owned GLA/NRA leased as of December 31, 2006 except for Greyhound Commons, Weston Park Phase I (see * ) and Eagle Creek Lowe’s Home Improvement.
4 The Company acquired a 99.9% interest in this property through a joint venture with a third party that manages the property. At the current time, The Company receives 85% of the cash flow from the property, a percentage that may decrease under certain circumstances.
5 This property is divided into two parcels: a grocery store and small shops. The Company owns a 25% interest in the small shops in a joint venture and a 100% interest in the grocery store. The joint venture partner is entitled to an annual preferred payment of $96,000. All remaining cash flow is distributed to the Company.
6 The Company owns a 60% interest in this property through a joint venture with a third party that manages the property.
7 The Company does not own the land at this property. It has leased the land pursuant to two ground leases that expire in 2017. The Company has six five-year options to renew this lease.
8 The Company does not own the land at this property. It has leased the land pursuant to a ground lease that expires in 2027. The Company has five five-year renewal options.
9 The Company does not own the land at this property. It has leased the land pursuant to a ground lease that expires in 2012. The Company has six five-year renewal options and a right of first refusal to purchase the land.
10 In May 2006, the Company acquired and terminated the Winn-Dixie lease. In Q4 2006, the Company signed a lease with Staples for approximately half of this space. The remainder is being marketed to multiple potential retail tenants.

p. 32	Kite Realty Group Supplemental Financial and Operating Statistics – 12/31/06

OPERATING RETAIL PROPERTIES – TABLE II
AS OF DECEMBER 31, 2006

			Annualized	Annualized		Percentage of	Base Rent
			Base Rent	Ground Lease	Annualized Total	Annualized Total	Per Leased
Property	State	MSA	Revenue	Revenue	Retail Revenue[1]	Retail Revenue	Owned GLA[2]	Major Tenants and Non-Owned Anchors[3]
International Speedway Square[4]	FL	Daytona	$2,423,671	$232,900	$2,656,571	4.4%	$11.18	Stein Mart, Bed Bath & Beyond, Circuit City
King's Lake Square	FL	Naples	$1,107,001	$0	$1,107,001	1.8%	$13.28	Publix, Walgreens
Wal-Mart Plaza	FL	Gainesville	$941,835	$0	$941,835	1.6%	$5.30	Wal-Mart, Books-A-Million, Save A Lot
Waterford Lakes	FL	Orlando	$896,363	$0	$896,363	1.5%	$11.68	Winn-Dixie[5]
Shops at Eagle Creek	FL	Naples	$748,906	$0	$748,906	1.2%	$17.17	Staples
Eagle Creek Lowe’s	FL	Naples	$0	$800,000	$800,000	1.3%	-	Lowe’s Home Improvement
Pine Ridge Crossing	FL	Naples	$1,568,159	$0	$1,568,159	2.6%	$14.86	Publix, Bealls (non-owned), Target (non-owned)
Riverchase	FL	Naples	$1,070,812	$0	$1,070,812	1.8%	$13.67	Publix
Courthouse Shadows	FL	Naples	$1,465,818	$0	$1,465,818	2.4%	$10.87	Albertson’s, Office Max
Circuit City Plaza	FL	Ft. Lauderdale	$817,202	$0	$817,202	1.3%	$19.46	Circuit City, Wal-Mart (non-owned), Lowe’s Home Improvement (non-owned)
Indian River Square	FL	Vero Beach	$1,453,078	$0	$1,453,078	2.4%	$10.07	Office Depot, Bealls, Ragshop, Lowe’s Home Improvement (non-owned), Target (non-owned)
Bolton Plaza[4]	FL	Jacksonville	$1,092,745	$0	$1,092,745	1.8%	$6.65	Wal-Mart
Centre at Panola	GA	Atlanta	$818,294	$0	$818,294	1.4%	$11.38	Publix
Publix at Acworth	GA	Atlanta	$800,946	$0	$800,946	1.3%	$11.50	Publix, CVS
Kedron Village	GA	Atlanta	$2,317,308	$0	$2,317,308	3.8%	$17.41	Target (non-owned), Bed Bath & Beyond, Ross, Petco
Silver Glen Crossing	IL	Chicago	$1,873,014	$85,000	$1,958,014	3.2%	$14.57	Dominick’s, MC Sports
Fox Lake Crossing	IL	Chicago	$1,285,333	$0	$1,285,333	2.1%	$13.90	Dominick’s
Glendale Mall	IN	Indianapolis	$1,957,189	$154,004	$2,111,193	3.5%	$4.58	L.S. Ayres, Kerasotes Theatre, Lowe’s Home Improvement (non-owned)
Cool Creek Commons	IN	Indianapolis	$1,917,109	$155,500	$2,072,609	3.4%	$15.89	Fresh Market, Stein Mart
Boulevard Crossing	IN	Kokomo	$1,552,329	$0	$1,552,329	2.6%	$13.48	TJ Maxx, PETCO, Shoe Carnival, Kohl’s (non-owned)
Traders Point	IN	Indianapolis	$3,699,922	$545,000	$4,244,922	7.0%	$13.95	Dick’s Sporting Goods, Bed Bath & Beyond, Michaels, Marsh Supermarkets, Books-A-Million, Old Navy, PetSmart
Traders Point II	IN	Indianapolis	$695,239	$0	$695,239	1.1%	$26.13
Hamilton Crossing	IN	Indianapolis	$1,403,954	$71,500	$1,475,454	2.4%	$17.03	Office Depot
Fishers Station	IN	Indianapolis	$1,252,807	$0	$1,252,807	2.1%	$12.46	Marsh Supermarket
Whitehall Pike	IN	Bloomington	$1,014,000	$0	$1,014,000	1.7%	$7.86	Lowe’s Home Improvement
The Centre[4]	IN	Indianapolis	$996,551	$0	$996,551	1.6%	$12.94	Osco
The Corner Shops	IN	Indianapolis	$533,373	$0	$533,373	0.9%	$12.54	Hancock Fabrics
Stoney Creek Commons	IN	Indianapolis	$464,755	$0	$464,755	0.8%	$9.42	Lowe’s Home Improvement (non-owned), HH Gregg, Office Depot
Greyhound Commons	IN	Indianapolis	$0	$202,500	$202,500	0.3%	-	Lowe’s Home Improvement (non-owned)
Weston Park Phase I	IN	Indianapolis	$0	$190,000	$190,000	0.3%	-

____________________
1 Annualized Base Rent represents the contractual rent for December 2006 for each applicable property, multiplied by 12. This table does not include Annualized Base Rent from development property tenants open for business as of December 31, 2006.
2 Owned GLA represents gross leasable area that is owned by the Company. Total GLA includes Owned GLA, square footage attributable to non-owned anchor space and non-owned structures on ground leases.
3 Represents the three largest tenants that occupy at least 10,000 square feet of GLA at the property, including non-owned anchors.
4 A third party manages this property.
5 In February 2005, Winn-Dixie Stores, Inc. filed a petition for Chapter 11 bankruptcy to reorganize its business operations. As of December 31, 2006, Winn-Dixie had not announced plans to close the Waterford Lakes store, nor had it rejected the lease. In a public announcement, Winn-Dixie included the store at Waterford Lakes on its list of stores it intended to retain as of that date.

p. 33	Kite Realty Group Supplemental Financial and Operating Statistics – 12/31/06

OPERATING RETAIL PROPERTIES – TABLE II	(CONTINUED)
AS OF DECEMBER 31, 2006

			Annualized Base	Annualized	Annualized Total	Percentage of	Base Rent
Property	State	MSA	Rent	Ground Lease	Retail Revenue [1]	Annualized Total	Per Leased Owned	Major Tenants and Non-Owned Anchors[3]
Geist Pavilion	IN	Indianapolis	$868,865	$0	$868,865	1.4%	$16.20	Ace Hardware, Partytree
Zionsville Place	IN	Indianapolis	$231,204	$0	$231,204	0.4%	$20.64
Red Bank Commons	IN	Evansville	$335,784	$0	$335,784	0.6%	$14.76	Wal-Mart (non-owned) Home Depot (non-owned)
Martinsville Shops	IN	Martinsville	$151,000	$0	$151,000	0.3%	$13.74
50 South Morton	IN	Indianapolis	$132,000	$0	$132,000	0.2%	$66.00
Ridge Plaza	NJ	Oak Ridge	$1,751,991	$0	$1,751,991	2.9%	$16.10	A&P, CVS
Eastgate Pavilion	OH	Cincinnati	$2,366,522	$0	$2,366,522	3.9%	$10.02	Dick’s Sporting Goods, Value City Furniture, Best Buy
Shops at Otty	OR	Portland	$271,609	$122,500	$394,109	0.7%	$27.59	Wal-Mart (non-owned)
Plaza at Cedar Hill	TX	Dallas	$3,608,377	$0	$3,608,377	5.8%	$12.03	Hobby Lobby, Linens ‘N Things, Marshall’s
Sunland Towne Centre	TX	El Paso	$3,011,918	$104,809	$3,116,727	5.0%	$9.84	Kmart, Circuit City, Roomstore
Galleria Plaza	TX	Dallas	$1,083,224	$0	$1,083,224	1.8%	$24.45	Shoe Pavilion
Cedar Hill Village	TX	Dallas	$673,085	$0	$673,085	1.1%	$16.14	24 Hour Fitness, JCPenney (non-owned)
Preston Commons	TX	Dallas	$587,502	$0	$587,502	1.0%	$23.69	Lowe’s Home Improvement (non-owned)
Burlington Coat Factory	TX	San Antonio	$510,150	$0	$510,150	0.8%	$4.75	Burlington Coat Factory
Plaza Volente	TX	Austin	$2,453,119	$100,000	$2,553,119	4.2%	$15.69	H-E-B Grocery
Market Street Village	TX	Hurst	$2,026,858	$115,700	$2,142,558	3.5%	$12.90	Ross, Office Depot, JoAnn’s, Circuit City, Hancock Fabrics
50th & 12th	WA	Seattle	$475,000	$0	$475,000	0.8%	$32.76	Walgreens
176th & Meridian	WA	Seattle	$433,000	$0	$433,000	0.7%	$29.74	Walgreens
Four Corner Square	WA	Seattle	$801,269	$0	$801,269	1.3%	$11.98	Johnson Hardware Store
TOTAL			$57,940,190	$2,879,413	$60,819,603	100.0%	$11.85	100.0%

____________________
1 Annualized Base Rent represents the contractual rent for December 2006 for each applicable property, multiplied by 12. This table does not include Annualized Base Rent from development property tenants open for business as of December 31, 2006.
2 Owned GLA represents gross leasable area that is owned by the Company. Total GLA includes Owned GLA, square footage attributable to non-owned anchor space and non-owned structures on ground leases.
3 Represents the three largest tenants that occupy at least 10,000 square feet of GLA at the property, including non-owned anchors.
4 A third party manages this property.
5 In February 2005, Winn-Dixie Stores, Inc. filed a petition for Chapter 11 bankruptcy to reorganize its business operations. As of December 31, 2006, Winn-Dixie had not announced plans to close the Waterford Lakes store, nor had it rejected the lease. In a public announcement, Winn-Dixie included the store at Waterford Lakes on its list of stores it intended to retain as of that date.

p. 34	Kite Realty Group Supplemental Financial and Operating Statistics – 12/31/06

OPERATING COMMERCIAL PROPERTIES
AS OF DECEMBER 31, 2006

							Percentage of
			Acquired,		Percentage of		Annualized
		Year Built/	Redeveloped,		Owned NRA	Annualized	Commercial	Base Rent Per
Property	MSA	Renovated	or Developed	Owned NRA	Leased	Base Rent[1]	Base Rent	Leased Sq. Ft.	Major Tenants
Indiana
Thirty South[4,5]	Indianapolis	1905/2002	Redeveloped	298,346	84.4%	$4,373,673	59.5%	$17.37	Eli Lilly, City Securities, Kite Realty Group
PEN Products	Indianapolis	2003	Developed	85,875	100.0%	813,236	11.1%	9.47	Indiana Department of Administration
Spring Mill Medical[2]	Indianapolis	1998/2002	Redeveloped	63,431	100.0%	1,466,603	20.0%	23.12	University Medical Diagnostic Associates;
									Indiana University Healthcare Associates
Union Station Parking Garage[3]	Indianapolis	1986	Acquired	N/A	N/A	N/A	N/A	N/A	Denison Parking
Indiana State Motor Pool	Indianapolis	2004	Developed	115,000	100.0%	693,450	9.4%	6.03	Indiana Dept. of Administration
Total				562,652	91.7%	$7,346,962	100.0%	$14.24

____________________
1 Annualized Base Rent represents the monthly contractual rent for December 2006 for each applicable property, multiplied by 12.
2 The Company owns a 50% interest in this property through a joint venture with one of the tenants at this property.
3 Annualized Base Rent for 2006 is approximately $500,000.
4 Annualized Base Rent includes $728,527 from the Company and subsidiaries as of December 31, 2006.
5 On December 1, 2006, the Company entered into an agreement to terminate its lease with Eli Lilly & Company effective December 31, 2006 as to 29,140 square feet and effective October 1, 2007 as to 70,402 square feet.

p. 35	Kite Realty Group Supplemental Financial and Operating Statistics – 12/31/06

RETAIL OPERATING PORTFOLIO – TENANT BREAKDOWN	[1]
AS OF DECEMBER 31, 2006

	Owned Gross Leasable Area				Occupancy			Annualized Base Rent[1]				Annualized Base Rent per Occupied Sq. Ft.
										Ground
Property	State	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Leases	Total	Anchors	Shops	Total
International Speedway Square	FL	200,401	20,500	220,901	100.0%	80.4%	98.2%	$2,118,321	$305,350	$232,900	$2,656,571	$10.57	$18.53	$11.18
King's Lake Square	FL	49,805	35,692	85,497	100.0%	94.0%	97.5%	361,793	745,208	0	1,107,001	7.26	22.20	13.28
Wal-Mart Plaza	FL	138,323	39,503	177,826	100.0%	100.0%	100.0%	538,533	403,302	0	941,835	3.89	10.21	5.30
Waterford Lakes	FL	51,703	26,245	77,948	100.0%	95.4%	98.5%	408,452	487,911	0	896,363	7.90	19.48	11.68
Shops at Eagle Creek	FL	51,703	24,241	75,944	49.3%	74.9%	57.4%	356,678	392,228	0	748,906	14.00	21.62	17.17
Eagle Creek Lowe’s	FL	0	0	0	0	0	0	0	0	800,000	800,000	0	0	0
Pine Ridge Crossing	FL	65,999	39,516	105,515	100.0%	100.0%	100.0%	611,992	956,167	0	1,568,159	9.27	24.20	14.86
Riverchase	FL	48,890	29,450	78,340	100.0%	100.0%	100.0%	386,231	684,581	0	1,070,812	7.90	23.25	13.67
Courthouse Shadows	FL	102,328	32,539	134,867	100.0%	100.0%	100.0%	943,033	522,785	0	1,465,818	9.22	16.07	10.87
Circuit City Plaza	FL	33,014	12,892	45,906	100.0%	69.6%	91.5%	594,252	222,950	0	817,202	18.00	24.84	19.46
Indian River Square	FL	116,342	27,904	144,246	100.0%	100.0%	100.0%	965,585	487,493	0	1,453,078	8.30	17.47	10.07
Bolton Plaza	FL	131,488	41,450	172,938	100.0%	79.1%	95.0%	621,444	471,301	0	1,092,745	4.73	14.37	6.65
Centre at Panola	GA	51,674	21,405	73,079	100.0%	94.4%	98.4%	413,392	404,902	0	818,294	8.00	20.04	11.38
Publix at Acworth	GA	37,888	31,740	69,628	100.0%	100.0%	100.0%	337,203	463,743	0	800,946	8.90	14.61	11.50
Kedron Village	GA	68,845	88,562	157,407	100.0%	72.6%	84.6%	849,648	1,467,660	0	2,317,308	12.34	22.83	17.41
Silver Glen Crossing	IL	78,675	54,041	132,716	100.0%	92.3%	96.9%	812,916	1,060,098	85,000	1,958,014	10.33	21.26	14.57
Fox Lake Crossing	IL	65,977	33,095	99,072	100.0%	80.1%	93.3%	742,241	543,092	0	1,285,333	11.25	20.50	13.90
Glendale Mall	IN	437,702	141,487	579,189	83.2%	44.8%	73.8%	1,250,305	706,884	154,004	2,111,193	3.43	11.16	4.58
Cool Creek Commons	IN	63,600	57,078	120,678	100.0%	100.0%	100.0%	601,700	1,315,409	155,500	2,072,609	9.46	23.05	15.89
Boulevard Crossing	IN	73,440	50,256	123,696	100.0%	83.0%	93.1%	832,960	719,369	0	1,552,329	11.34	17.24	13.48
Traders Point	IN	238,721	40,837	279,558	100.0%	64.8%	94.9%	3,071,419	628,504	545,000	4,244,922	12.87	23.74	13.95
Traders Point II	IN	0	46,600	46,600	0	57.1%	57.1%	0	695,239	0	695,239		26.13	26.13
Hamilton Crossing	IN	30,722	51,702	82,424	100.0%	100.0%	100.0%	345,623	1,058,331	71,500	1,475,454	11.25	20.47	17.03
Fishers Station	IN	57,000	57,457	114,457	100.0%	75.8%	87.9%	575,000	677,807	0	1,252,807	10.09	15.56	12.46
Whitehall Pike	IN	128,997	0	128,997	100.0%	0	100.0%	1,014,000	0	0	1,014,000	7.86	0	7.86
The Centre	IN	18,720	61,969	80,689	100.0%	94.1%	95.5%	170,352	826,199	0	996,551	9.10	14.17	12.94
The Corner Shops	IN	12,200	30,345	42,545	100.0%	100.0%	100.0%	73,200	460,173	0	533,373	6.00	15.16	12.54
Stoney Creek Commons	IN	49,330	0	49,330	100.0%	0	100.0%	464,755	0	0	464,755	9.42	0	9.42
Greyhound Commons	IN	0	0	0	0	0	0	0	0	202,500	202,500	0	0	0
Weston Park Phase I	IN	0	0	0	0	0	0	0	0	190,000	190,000	0	0	0
Geist Pavilion	IN	27,955	36,159	64,114	100.0%	71.0%	83.7%	372,482	496,383	0	868,865	13.32	19.33	16.20
Zionsville Place	IN	0	12,400	12,400	0	90.3%	90.3%	0	231,204	0	231,204	0	20.64	20.64
Red Bank Commons	IN	0	34,308	34,308	0	66.3%	66.3%	0	335,784	0	335,784	0	14.76	14.76
Martinsville Shops	IN	0	10,986	10,986	0	100.0%	100.0%	0	151,000	0	151,000	0	13.74	13.74
50 South Morton	IN	0	2,000	2,000	0	100.0%	100.0%	0	132,000	0	132,000	0	66.00	66.00
Ridge Plaza	NJ	69,612	45,476	115,088	100.0%	86.2%	94.5%	986,556	765,435	0	1,751,991	14.17	19.54	16.10
Eastgate Pavilion	OH	231,730	4,500	236,230	100.0%	0	100.0%	2,233,772	132,750	0	2,366,522	9.64	0	10.02
Shops at Otty	OR	0	9,845	9,845		100.0%	100.0%	0	271,609	122,500	394,109	0	27.59	27.59
Plaza at Cedar Hill	TX	227,106	72,741	299,847	100.0%	100.0%	100.0%	2,183,969	1,424,408	0	3,608,377	9.62	19.58	12.03
Sunland Towne Centre	TX	277,131	30,343	307,474	100.0%	95.1%	99.5%	2,527,022	484,896	104,809	3,116,727	9.12	16.81	9.84
Galleria Plaza	TX	31,396	12,910	44,306	100.0%	100.0%	100.0%	722,108	361,116	0	1,083,224	0	27.97	24.45
Cedar Hill Village	TX	32,231	12,031	44,262	100.0%	78.8%	94.2%	483,465	189,620	0	673,085	0	20.00	16.14
Preston Commons	TX	0	27,564	27,564		90.0%	90.0%	0	587,502	0	587,502	0	23.69	23.69
Burlington Coat Factory	TX	107,400	0	107,400	100.0%	0	100.0%	510,150	0	0	510,150	4.75	0	4.75
Plaza Volente	TX	105,000	51,333	156,333	100.0%	100.0%	100.0%	1,155,000	1,298,119	100,000	2,553,119	11.00	25.29	15.69
Market Street Village	TX	137,246	19,879	157,125	100.0%	100.0%	100.0%	1,570,081	456,777	115,700	2,142,558	11.44	22.98	12.90
50th & 12th	WA	14,500	0	14,500	100.0%	0	100.0%	475,000	0	0	475,000	32.76	0	32.76
176th & Meridian	WA	14,560	0	14,560	100.0%	0	100.0%	433,000	0	0	433,000	29.74	0	29.74
Four Corner Square	WA	20,512	52,587	73,099	100.0%	88.2%	91.5%	126,672	674,597	0	801,269	6.18	14.55	11.98
Total		3,699,866	1,531,568	5,231,434	97.3%	84.1%	93.4%	$33,240,305	$24,699,886	$2,879,413	$60,819,604	$9.23	$19.17	$11.85
____________________
1 This table does not include annualized base rent from development property tenants open for business as of December 31, 2006.

p. 36	Kite Realty Group Supplemental Financial and Operating Statistics – 12/31/06

ACQUISITION OF PROPERTIES

Name of Operating		Date	Purchase	Assumed			Major Tenants
Property	MSA	Acquired	Price	Debt	Total GLA	Owned GLA	and Non-Owned Anchors
Kedron Village	Atlanta	4/3/06	$36,900,000	none	282,125	157,408	Target (non-owned), Bed Bath &
							Beyond, Ross, PETCO
Pine Ridge	Naples	7/6/06	$22,500,000	none	258,882	105,515	Publix, Target (non-owned), Bealls
Crossing							(non-owned)
Riverchase	Naples	7/6/06	$15,500,000	none	78,340	78,340	Publix
Courthouse Shadows	Naples	7/6/06	$19,750,000	none	134,867	134,867	Albertson's, OfficeMax
			$94,650,000		754,214	476,130

p. 37	Kite Realty Group Supplemental Financial and Operating Statistics – 12/31/06